BTS MANAGED INCOME FUND

Class A Shares	BTSAX
Class C Shares	BTSCX
Class I Shares	BTSIX
Class R Shares	BTSRX

(a series of Northern Lights Fund Trust)

Supplement dated September 11, 2019 to the Fund’s Prospectus and Statement of Additional Information dated May 1, 2019

Please be advised, that effective immediately, the second paragraph of the section entitled “Additional Information About Management of the Fund” on page 8 of the Prospectus is hereby deleted in its entirety and replaced by the following:

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least April 30, 2020, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.75%, 2.50%, 1.50% and 2.00% of the average daily net asset value of Class A, Class C, Class I and Class R shares, respectively of the Fund; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits at the time of waiver and recoupment. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and boost its performance.

This Supplement and the existing Prospectus dated May 1, 2019, provide relevant information for all shareholders and should be retained for future reference. Both the Fund’s Prospectus and Statement of Additional Information dated May 1, 2019, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-877-BTS-9820.